Exhibit 99.3 -- SECURITY AGREEMENT


                        IT&E INTERNATIONAL GROUP, INC.
                              SECURITY AGREEMENT



To:   Laurus Master Fund, Ltd.
      c/o M&C Corporate Services Limited
      P.O. Box 309 GT
      Ugland House
      South Church Street
      George Town
      Grand Cayman, Cayman Islands



Date: October 18, 2004

To Whom It May Concern:

1. To secure the payment of all Obligations (as hereafter defined), IT&E International Group, Inc., a Nevada corporation (the "Assignor"), hereby assigns and grants to Laurus a continuing security interest in all of the following property now owned or at any time hereafter acquired by the Assignor, or in which the Assignor now have or at any time in the future may acquire any right, title or interest (the "Collateral"): all cash, cash equivalents, accounts, accounts receivable, deposit accounts (including, without limitation, (x) the Restricted Account (the "Restricted Account") maintained at North Fork Bank Account Name: IT&E International Group Account Number: 270-405-3574 referred to in the Restricted Account Agreement and (y) Lockbox Deposit Accounts, inventory, equipment, goods, documents, instruments (including, without limitation, promissory notes), contract rights, general intangibles (including, without limitation, payment intangibles), chattel paper, supporting obligations, investment property (including, without limitation, all equity interests owned by the Assignor), letter-of-credit rights, trademarks, trademark applications, tradestyles, patents, patent applications, copyrights and copyright applications in which the Assignor now has or hereafter may acquire any right, title or interest, all proceeds and products thereof (including, without limitation, proceeds of insurance) and all additions, accessions and substitutions thereto or therefore. In the event the Assignor wishes to finance the acquisition of any hereafter acquired equipment and has obtained a commitment from a financing source to finance such equipment from an unrelated third party, Laurus agrees to release its security interest on such hereafter acquired equipment so financed by such third party financing source. Except as otherwise defined herein, all capitalized terms used herein shall have the meaning provided such terms the Securities Purchase Agreement referred to below.

2. The term "Obligations" as used herein shall mean and include all debts, liabilities and obligations owing by the Assignor to Laurus arising under, out of, or in connection with: (i) that certain Securities Purchase Agreement dated as of the date hereof by and between the Company and Laurus (the "Securities Purchase Agreement") and (ii) the Related Agreements referred to in the Securities Purchase Agreement (the Securities Purchase Agreement and each Related Agreement, as each may be amended, modified, restated or supplemented from time to time, are collectively referred to herein as the "Documents"), or any documents, instruments or agreements relating to or executed in connection with the Documents or any documents, instruments or agreements referred to therein or otherwise, or any other indebtedness, obligations or liabilities of the Assignor to Laurus, whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent, due or not due and whether under, pursuant to or evidenced by a note, agreement, guaranty, instrument or otherwise, in each case, irrespective of the existence or extent of collateral therefor, and irrespective of the allowability, allowance or disallowance of any or all of the Obligations in any case commenced by or against the Assignor under Title 11, United States Code, including, without limitation, obligations or indebtedness of the Assignor for post-petition interest, fees, costs and charges that would have accrued or been added to the Obligations but for the commencement of such case.

3. The Assignor hereby represents, warrants and covenants to Laurus that:

      (a) it is a corporation, partnership or limited liability company, as the case may be, validly existing, in good standing and organized under the laws of the State of Nevada, and it will provide Laurus thirty (30) days' prior written notice of any change in its jurisdiction of organization;

      (b) its legal name, as set forth in its Certificate of Incorporation (or equivalent organizational document) as amended through the date hereof, is IT&E International Group, Inc. and it will provide Laurus thirty (30) days' prior written notice of any change in its legal name;

      (c) its organizational identification number (if applicable) is 425-2282-1, and it will provide Laurus thirty (30) days' prior written notice of any change in its organizational identification number;

      (d) it is the lawful owner of the Collateral and it has the sole right to grant a security interest therein and will defend the Collateral against all claims and demands of all persons and entities;

      (e)   it  will  keep  the Collateral owned by it free and  clear  of  all attachments, levies, taxes, liens, security interests and encumbrances of every kind and nature ("Encumbrances"), except (i) Encumbrances securing the Obligations and (ii) to the extent said Encumbrance does not secure indebtedness in excess of $50,000 and such Encumbrance is removed or otherwise released within ten (10) days of the creation thereof;

      (f) it will at its own cost and expense keep the Collateral in good state of repair (ordinary wear and tear excepted) and will not waste or destroy the same or any part thereof other than ordinary course discarding of items no longer used or useful in its business;

      (g) it will not without Laurus' prior written consent, sell, exchange, lease or otherwise dispose of the Collateral, whether by sale, lease or otherwise, except for the sale of inventory in the ordinary course of business and for the disposition or transfer in the ordinary course of business during any fiscal year of obsolete and worn-out equipment or equipment no longer necessary for its ongoing needs, having an aggregate fair market value of not more than $25,000 and only to the extent that:

            (i) the proceeds of any such disposition are used to acquire replacement Collateral which is subject to Laurus' first priority perfected security interest or are used to repay Obligations or to pay general corporate expenses; and

            (ii) following the occurrence of an Event of Default which continues to exist the proceeds of which are remitted to Laurus to be held as cash collateral for the Obligations;

      (h) it will insure the Collateral in Laurus' name against loss or damage by fire, theft, burglary, pilferage, loss in transit and such other hazards as Laurus shall specify in amounts and under policies by insurers acceptable to Laurus and all premiums thereon shall be paid by the Assignor and the policies delivered to Laurus. If the Assignor fails to do so, Laurus may procure such insurance and the cost thereof shall be promptly reimbursed by the Assignor and shall constitute Obligations;

      (i) it will at all reasonable times upon reasonable notice of at least 24 hours allow Laurus or Laurus' representatives free access to and the right of inspection of the Collateral;

      (j) the Assignor hereby indemnifies and saves Laurus harmless from all loss, costs, damage, liability and/or expense, including reasonable attorneys' fees, that Laurus may sustain or incur to enforce payment, performance or fulfillment of any of the Obligations and/or in the enforcement of this Security Agreement or in the prosecution or defense of any action or proceeding either against the Assignor or Laurus concerning any matter growing out of or in connection with this Security Agreement, and/or any of the Obligations and/or any of the Collateral except to the extent caused by Laurus' own gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and nonappealable decision); and

                  (k) On or prior to the 30th day following the Closing Date, the Assignor will (x) irrevocably direct all of its present and future Account Debtors (as defined below) and other persons obligated to make payments constituting Collateral to make such payments directly to the lockboxes maintained by the Assignor (the "Lockboxes") with [Insert initial Lockbox Bank or such other financial institution accepted by Laurus in writing as may be selected by the Company (the "Lockbox Bank") (each such direction pursuant to this clause (x), a "Direction Notice") and (y) provide Laurus with copies of each Direction Notice. Upon receipt of such payments, the Lockbox Bank has agreed to deposit the proceeds of such payments in that certain deposit account maintained at the Lockbox Bank and evidenced by the account name of IT&E International Group, Inc. and the account number of 270-405-3574, or such other deposit accepted by Laurus in writing (the "Lockbox Deposit Account"). On or prior to the Closing Date, the Company shall and shall cause the Lockbox Bank to enter into all such documentation acceptable to Laurus pursuant to which, among other things, the Lockbox Bank agrees to, following notification by Laurus (which notification Laurus shall only give following the occurrence and during the continuance of an Event of Default), comply only with the instructions or other directions of Laurus concerning the Lockbox and the Lockbox Deposit Account. All of the Assignor's invoices, account statements and other written or oral communications directing, instructing, demanding or requesting payment of any Account of the Assignor or any other amount constituting Collateral shall conspicuously direct that all payments be made to the Lockbox or such other address as Laurus may direct in writing. If, notwithstanding the instructions to Account Debtors, the Assignor receives any payments, the Assignor shall immediately remit such payments to the Lockbox Deposit Account in their original form with all necessary endorsements. Until so remitted, the Assignor shall hold all such payments in trust for and as the property of Laurus and shall not commingle such payments with any of its other funds or property. For the purpose of this Security Agreement,
      (x) "Accounts" shall mean all "accounts", as such term is defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof, now owned or hereafter acquired by the Assignor and (y) "Account Debtor" shall mean any person or entity who is or may be obligated with respect to, or on account of, an Account.



4. The occurrence of any of the following events or conditions shall constitute an "Event of Default" under this Security Agreement:

      (a) any covenant, warranty, representation or statement made or furnished to Laurus by the Assignor or on the Assignor's behalf was breached in any material respect or false in any material respect when made or furnished, as the case may be, and, in the case of a covenant, if subject to cure, shall not be cured for a period of thirty (30) days;

      (b) the loss, theft, substantial damage, destruction, sale or encumbrance to or of any of the Collateral or the making of any levy, seizure or attachment thereof or thereon except to the extent:

            (i) such loss is covered by insurance proceeds which are used to replace the item or repay Laurus; or

            (ii) said levy, seizure or attachment does not secure indebtedness in excess of $100,000 and such levy, seizure or attachment has not been removed or otherwise released within ten (10) days of the creation or the assertion thereof;

      (c) the Assignor shall become insolvent, cease operations, dissolve, terminate its business existence, make an assignment for the benefit of creditors, suffer the appointment of a receiver, trustee, liquidator or custodian of all or any part of the Assignor's property;

      (d)   any  proceedings  under  any  bankruptcy or insolvency law shall be
            commenced  by  the  Assignor  or  if  against  the  Assignor   such
            proceeding is not dismissed within thirty (30) days;

      (e) the Assignor shall repudiate, purport to revoke or fail to perform any of its obligations under the Note (after passage of applicable cure period, if any); or

      (f) an Event of Default (or similar term) shall have occurred under and as defined in the Securities Purchase Agreement or any other Document.

5. Upon the occurrence of any Event of Default and at any time thereafter, Laurus may declare all Obligations immediately due and payable and Laurus shall have the remedies of a secured party provided in the Uniform Commercial Code as in effect in the State of New York, this Security Agreement and other applicable law. Upon the occurrence of any Event of Default and at any time thereafter, Laurus will have the right to take possession of the Collateral and to maintain such possession on the Assignor's premises or to remove the Collateral or any part thereof to such other premises as Laurus may desire. Upon Laurus' request, the Assignor shall assemble the Collateral and make it available to Laurus at a place reasonably designated by Laurus. If any notification of intended disposition of any Collateral is required by law, such notification, if mailed, shall be deemed properly and reasonably given if mailed at least ten (10) days before such disposition, postage prepaid, addressed to the Assignor at the Assignor's notice address pursuant to Section 10 hereof. Any proceeds of any disposition of any of the Collateral shall be applied by Laurus to the payment of all expenses in connection with the sale of the Collateral, including reasonable attorneys' fees and other legal expenses and disbursements and the reasonable expense of retaking, holding, preparing for sale, selling, and the like, and any balance of such proceeds may be applied by Laurus toward the payment of the Obligations in such order of application as Laurus may elect, and the Assignor shall be liable for any deficiency. For the avoidance of doubt, following the occurrence and during the continuance of an Event of Default, Laurus shall have the immediate right to withdraw any and all monies contained in the Restricted Account or any other deposit accounts in the name of the Assignor and controlled by Laurus and apply same to the repayment of the Obligations (in such order of application as Laurus may elect).

6. If the Assignor defaults in the performance or fulfillment of any of the terms, conditions, promises, covenants, provisions or warranties on the Assignor's part to be performed or fulfilled under or pursuant to this Security Agreement, Laurus may, at its option without waiving its right to enforce this Security Agreement according to its terms, immediately or at any time thereafter and without notice to the Assignor, perform or fulfill the same or cause the performance or fulfillment of the same for the Assignor's account and at the Assignor's cost and expense, and the cost and expense thereof (including reasonable attorneys' fees) shall be added to the Obligations and shall be payable on demand with interest thereon at the highest rate permitted by law, or, at Laurus' option, debited by Laurus from the Restricted Account or any other deposit accounts in the name of any Assignor and controlled by Laurus.

7. The Assignor hereby appoints Laurus, any of Laurus' officers, employees or any other person or entity whom Laurus may designate as our attorney, with power to execute such documents in our behalf and to supply any omitted information and correct patent errors in any documents executed by the Assignor or on our behalf; to file financing statements against the Assignor covering the Collateral (and, in connection with the filing of any such financing statements, describe the Collateral as "all assets and all personal property, whether now owned and/or hereafter acquired" (or any substantially similar variation thereof)); and to do all other things Laurus deems necessary to carry out this Security Agreement. The Assignor hereby ratifies and approves all acts of the attorney and neither Laurus nor the attorney will be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision). This power being coupled with an interest, is irrevocable so long as any Obligations remains unpaid.

8. No delay or failure on Laurus' part in exercising any right, privilege or option hereunder shall operate as a waiver of such or of any other right, privilege, remedy or option, and no waiver whatever shall be valid unless in writing, signed by Laurus and then only to the extent therein set forth, and no waiver by Laurus of any default shall operate as a waiver of any other default or of the same default on a future occasion. Laurus shall have the right to enforce any one or more of the remedies available to Laurus, successively, alternately or concurrently. The Assignor agrees to join with Laurus in executing financing statements or other instruments to the extent required by the Uniform Commercial Code in form satisfactory to Laurus and in executing such other documents or instruments as may be required or deemed necessary by Laurus for purposes of effecting or continuing Laurus' security interest in the Collateral.

9. This Security Agreement shall be governed by and construed in accordance with the laws of the State of New York and cannot be terminated orally. All of the rights, remedies, options, privileges and elections given to Laurus hereunder shall inure to the benefit of Laurus' successors and assigns. All of the terms, conditions, promises, covenants, provisions and warranties of this Security Agreement shall inure to the benefit of each of the foregoing, and shall bind the representatives, successors and assigns of the Assignor. Each of Laurus and the Assignor hereby (a) waives any and all right to trial by jury in litigation relating to this Security Agreement and the transactions contemplated hereby, (b) submits to the nonexclusive jurisdiction of any New York State court sitting in the borough of Manhattan, the city of New York and (c) waive any objection the Assignor or Laurus may have as to the bringing or maintaining of such action with any such court.

10. All notices from Laurus to the Assignor shall be sufficiently given if mailed or delivered to the Assignor at its address set forth in the Securities Purchase Agreement.

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      IN  WITNESS  WHEREOF,  the  parties  have  executed  this Master Security
Agreement as of the date first written above.


IT&E INTERNATIONAL GROUP, INC.            LAURUS MASTER FUND, LTD.

By:  /s/ Peter R. Sollenne                By:
--------------------------------          ---------------------------
Name:    Peter R. Sollenne                Name:
Title:   Chief Executive Officer          Title:


                                          Address for Notices:

                                          825 Third Avenue, 14th Floor
                                          New York, NY  10022
                                          Attention:  David Grin
                                          Facsimile:  212-541-4434







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